Rice, Hall, James Portfolios
Semi-Annual Report                                                April 30, 1999





                                                [LOGO OF UAM FUNDS APPEARS HERE]

UAM FUNDS                                                     THE RHJ PORTFOLIOS
                                                              APRIL 30, 1999
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments
  Small Cap.................................................................   5
  Small/MidCap..............................................................   9
Statement of Assets and Liabilities.........................................  12
Statement of Operations.....................................................  13
Statement of Changes in Net Assets
  Small Cap.................................................................  14
  Small/MidCap..............................................................  15
Financial Highlights
  Small Cap.................................................................  16
  Small/MidCap..............................................................  17
Notes to Financial Statements...............................................  18

--------------------------------------------------------------------------------

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------


April 30, 1999

Dear Shareholders:

Rice, Hall, James Small/Mid Cap Portfolio
The performance of the UAM Rice, Hall, James Small/Mid Cap Portfolio as of April 30, 1999 is presented below. Two indices are provided for comparative purposes, the S&P 500 Index and a custom index created by averaging the re-turns of the Russell 2000 and the Russell Mid-Cap Indices. This 50/50 Blended Russell Index is the appropriate benchmark for the RHJ Small/Mid Cap Portfo-lio. Returns are shown for the most recent quarter, fiscal year-to-date and inception to date.

                                                   Fiscal  Inception   Average
                                           Quarter Year to  to Date     Annual
                                            Ended   Date   11/1/96 to 11/1/96 to
                                           4/30/99 4/30/99  4/30/99    4/30/99
                                           ------- ------- ---------- ----------
RHJ Small/Mid Cap Portfolio............... -4.01%   7.20%    40.42%     14.57%
50/50 Blended Russell Index...............  4.39%  16.88%    45.36%     16.14%
S&P 500 Index.............................  4.67%  22.27%    97.14%     31.19%

The Rice Hall James Small/Mid Portfolio was down 4.01% for the quarter ended April 30, 1999, but up 7.20% for the fiscal year-to-date period. For the quar-ter and the six months the Portfolio has significantly under-performed both the benchmark index and the S&P 500. The shortfall in the last three months has led to the Portfolio's now sub-par return from inception-to-date.

This was a tough quarter, the toughest for Rice, Hall, James in eight years. RHJ uses a GARP (growth at a reasonable price) strategy, investing only in those stocks where the price/earnings ratio (P/Es) are less than the projected three year earnings growth rates. Value and GARP investment styles trailed the pack last quarter. Screening the Russell 2500 Index (an index of small and mid cap stocks) by P/Es to growth rates, we found that the average performance of those 1,042 stocks with P/Es less than 1x the growth rate at year end 1998 was a -7.9% in the first calendar quarter. Momentum was the place to be.

Having said that, the Portfolio's -14.7% first calendar quarter return still fell far short of the performance of the above mentioned universe. Healthcare, over-weighted at 18% of the Portfolio, and technology, under-weighted at 7%, had poor performance relative to the benchmark. Beyond that a handful of stocks had particularly problematic performance. The Portfolio's only other sector concentrations were in services (13%), consumer non-durables (13%) and retail (11%). No other sector accounted for more than 10% of the Portfolio.

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------


The UAM RHJ Small/Mid Cap Portfolio is designed to replicate the Rice, Hall, James core equity style in which the overwhelming majority of RHJ separate ac-counts have been successfully managed for many years. The market value of the Small/Mid Cap Portfolio was $22.6 million as of April 30, 1999. Capital appre-ciation is the portfolio objective, dividend yield is not a consideration in equity selection and no derivative investments are used.

It is not unusual to have a couple sectors and/or a few stocks with lagging performance in any given quarter. What is unusual is to have so few strong performing issues to offset the damage. Our investment style was out of favor and our stock picking was well below our long-term experience. This was a quarter for Rice, Hall, James that defines the tail end of the normal distri-bution curve.

Rice Hall James Small Cap Portfolio
The performance of the UAM Rice Hall James Small Cap Portfolio as of April 30, 1999 is presented below:

                                                               Inception Average
                                                       Fiscal   to Date  Annual
                                               Quarter Year to  7/01/94  7/01/94
                                                Ended   Date      to       to
                                               4/30/99 4/30/99  4/30/99  4/30/99
                                               ------- ------- --------- -------
RHJ Small Cap Portfolio....................... -1.66%  14.54%   126.04%  18.37%
Russell 2000 Index............................  1.70%  15.17%    93.02%  14.58%
S&P 500 Index.................................  4.67%  22.27%   231.57%  28.15%
Value Line Composite Index....................  3.33%   9.08%    62.05%  10.50%

The latest three and six month periods have been disappointing for the Portfo-lio. While the fiscal year-to-date return of 14.54% is impressive in an abso-lute sense, this return fell short of the Russell 2000 Index return of 15.17% for the same period. Inception-to-date performance is very good as the Portfo-lio return exceeded that of the Russell 2000 by 33%.

In the nearly five years since this Portfolio started, small cap has not been the place to be. The compound average annual rate of return over the last 4 year 10 month period has been 28.15% for the S&P 500 Index (large caps) and only 14.58% for the Russell 2000 Index (small caps). This has been an extraor-dinarily unusual period in the financial markets.

The market value of the Portfolio on April 30, 1999 was $42.8 million. The Portfolio had high concentrations in three sectors; technology (14%), services (18%) and consumer related (collectively nondurable goods, durable goods and retail) (22%). No other broad sector within the Portfolio exceeded a 10% port-folio weight.

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

Sector weightings do not drive our fundamentally based stock selection process and we do not expect any dramatic changes in sector exposures this quarter.

Maximum capital appreciation is the primary objective of the Portfolio, cur-rent income generation is not a consideration and volatility and turnover may be high. No derivative investments are used.

While we do very little top down work, none in our stock selection process, the economy looks healthy. Consumer demand, fueled partly by greater tax re-funds this year than last, remains strong and inflation remains modest. The Fed looks like it is adopting a tighter stance and the rise in bond rates last quarter certainly spooked some interest sensitive issues, but no increase in rates by the Fed as of yet.

Corporate earnings estimates are still "back end loaded." The first half esti-mates for the S&P 500 are roughly 6%, while the second half estimates are up 10-12% over year ago depressed numbers. This can also be seen in small and mid cap company estimates. In addition, S&P 500 (large cap) earnings have deceler-ated from what was a 5 year compound annual growth rate of 16% at the end of 1995 to a down 1% year last year and a 3 year earnings forecast of 6-8%. Large cap P/Es rising as they have against a backdrop of deteriorating earnings is a red flag. There is little room for error in the S&P 500 with a P/E of 28x 1999 estimates and a 7% expected earnings growth rate. Of course, if large cap stocks take a hit, small and mid cap stocks generally fall with them.

Outlook
Long term, the rules of the game have not changed. When a stock is purchased, investors are buying a stream of income. What they pay is based on the abso-lute amount of that income stream, its expected growth and its consistency. Small and mid cap stocks are trading at 1x their projected 18-20% growth rate; one-fourth the valuation of large caps. The reward to risk in the Rice, Hall, James Small/Mid and Small Cap Portfolios appears to us superior to that found in the S&P 500.

There are a great number of good quality, attractive ideas in the small and mid cap sectors where valuations have not reached the historically high levels of the big caps and we will continue to construct what we think is the most attractive portfolio of these names. Our area of focus will continue to be on fundamentally strong growth companies with market capitalizations between $300 million and $2.5 billion for the Small/Mid Cap Portfolio and capitalizations between $40 million and $500 million in the Small Cap Portfolio. We will not try to time the market, but instead will remain fully invested in the most at-tractively priced small and mid

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

capitalization growth stocks where positive change is present, regardless of the industry or sector represented.

Sincerely,

Rice, Hall, James & Associates

    The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. A
     Portfolio's performance assumes the reinvestment of all dividends and distributions.
   There are no assurances that a Portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 A Portfolio's holdings are subject to change because it is actively managed.
   Portfolio changes should not be considered recommendations for action by individual investors.

                     Definition of the Comparative Indices

Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

Russell 2500 Index is an unmanaged index composed of the 2,500 smallest stocks in the Russell 3000 Index.

Russell Mid-Cap Index is composed of the 800 smallest stocks in the Russell 1000 Index, with an average capitalization of $1.96 billion.

S&P 500 Index is an unmanaged index composed of 400 industrial stocks, 40 fi-nancial stocks, 40 utility stocks and 20 transportation stocks.

Value Line Composite Index is composed of over 1,600 stocks in the Value Line Investment Survey.

The comparative indices assume reinvestment of dividends, unlike a Portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.
      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
                                              APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 93.8%
                                                            Shares    Value+
                                                           -------- -----------
 BANKS - 6.2%
  *AmeriCredit Corp.......................................   30,000 $   496,875
  BancFirst Corp..........................................   20,000     710,000
  TriCo Bancshares........................................   40,000     680,000
  *Willis Lease Finance Corp..............................   50,000     771,875
                                                                    -----------
                                                                      2,658,750
                                                                    -----------

 BASIC INDUSTRIES - 2.9%
  *Holophane Corp. .......................................   20,000     516,250
  *Northwest Pipe Co. ....................................   30,000     420,000
  *Thermo Sentron, Inc....................................   30,000     307,500
                                                                    -----------
                                                                      1,243,750
                                                                    -----------

 CONSTRUCTION - 2.4%
  *IONICS, Inc............................................   30,000   1,023,750
                                                                    -----------

 CONSUMER DURABLES - 3.0%
  Cavalier Homes, Inc.....................................  135,000   1,274,063
                                                                    -----------

 CONSUMER NON-DURABLES - 14.6%
  *Craig Corp.............................................   30,000     221,250
  *Eidos plc ADR..........................................   20,000     752,500
  *Home Products International, Inc. .....................   70,000     595,000
  *O'Charleys, Inc........................................   80,000   1,115,000
  *RARE Hospitality International, Inc....................   75,000   1,340,625
  *Schlotzsky, Inc. ......................................   75,000     853,125
  *The 3DO Co. ...........................................  110,000     715,000
  The First Years, Inc. ..................................   42,500     645,469
                                                                    -----------
                                                                      6,237,969
                                                                    -----------

 ENERGY RELATED - 6.2%
  *Superior Energy Services, Inc..........................  280,000   1,400,000
  *Unit Corp..............................................  185,000   1,248,750
                                                                    -----------
                                                                      2,648,750
                                                                    -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
                                              APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 COMMON STOCKS - continued
                                                            Shares    Value+
                                                           -------- -----------
 HEALTH CARE - 9.2%
  *Andrx Corp. ...........................................   16,000 $ 1,260,000
  *Cygnus, Inc. ..........................................   50,000     450,000
  *IGEN International, Inc. ..............................   25,000     628,125
  *LifeCell Corp..........................................   50,000     206,250
  *National Research Corp. ...............................   40,000      90,000
  *Nitinol Medical Technologies ..........................   55,000     137,500
  *PAREXEL International Corp.............................   20,000     478,750
  *ResMed, Inc............................................   25,000     660,937
                                                                    -----------
                                                                      3,911,562
                                                                    -----------

 INSURANCE - 2.9%
  Argonaut Group, Inc.....................................   16,500     412,500
  *Superior National Insurance Group, Inc.................   45,000     832,500
                                                                    -----------
                                                                      1,245,000
                                                                    -----------

 RETAIL - 3.8%
  *Elder-Beerman Stores Corp..............................   70,000     590,625
  *Stein Mart, Inc........................................   50,000     500,000
  *Tropical Sportswear International Corp. ...............   25,000     548,438
                                                                    -----------
                                                                      1,639,063
                                                                    -----------

 SERVICES - 18.2%
  *Butler International, Inc. ............................   30,000     570,000
  *Daisytek International Corp............................   44,000     726,000
  *e4L, Inc...............................................   65,000     483,437
  *Extended Systems, Inc. ................................  150,000     675,000
  *F.Y.I., Inc............................................   25,000     775,000
  *FirstService Corp......................................   15,000     215,625
  *Group Maintenance America Corp. .......................   65,000     869,375
  *Hoenig Group, Inc. ....................................   80,000     740,000
  *Mac-Gray Corp. ........................................   45,000     351,563
  *Metro Information Services, Inc. ......................   30,000     646,875
  *Quest Education Corp...................................   90,000     765,000
  *ResortQuest International, Inc.........................   30,000     502,500
  *Service Experts, Inc. .................................   30,000     485,625
                                                                    -----------
                                                                      7,806,000
                                                                    -----------



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
                                              APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 COMMON STOCKS - continued
                                                             Shares    Value+
                                                             ------- ----------
 TECHNOLOGY - 14.1%
  *Datastream Systems, Inc..................................  90,000 $  759,375
  *Deltek Systems, Inc......................................  45,000    382,500
  *FEI Co. .................................................  30,000    225,000
  *JDA Software Group, Inc.................................. 120,000    952,500
  Newport Corp. ............................................  35,000    433,125
  *Marshall Industries......................................  50,000    806,250
  *Pomeroy Computer Resources, Inc..........................  40,000    565,000
  *Sapiens International Corp. N.V. ........................  60,000    600,000
  *Symmetricom, Inc.........................................  60,000    420,000
  *Viagrafix Corp........................................... 144,000    900,000
                                                                     ----------
                                                                      6,043,750
                                                                     ----------

 TELECOMMUNICATIONS - 7.4%
  *Alpha Industries, Inc....................................  15,000    528,750
  *Datum, Inc. ............................................. 140,000    962,500
  *Microwave Power Devices, Inc.............................  50,000    631,250
  *P-COM, Inc. .............................................  50,000    292,187
  *Premisys Communications, Inc. ...........................  90,000    765,000
                                                                     ----------
                                                                      3,179,687
                                                                     ----------

 TRANSPORTATION - 1.4%
  *Hub Group, Inc. .........................................  25,000    568,750
  *Jevic Transportation, Inc. ..............................   5,000     42,500
                                                                     ----------
                                                                        611,250
                                                                     ----------

 UTILITIES - 1.5%
  *Independent Energy Holdings plc ADR......................  60,000    641,250
                                                                     ----------
  TOTAL COMMON STOCKS (Cost $38,305,473)....................         40,164,594
                                                                     ----------

 PREFERRED STOCKS - 0.7%

 CONSUMER NON-DURABLES - 0.7%
  *Craig Corp. (Cost $316,309)..............................  40,000    282,500
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
                                              APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 SHORT-TERM INVESTMENT - 5.4%
                                                           Face
                                                          Amount     Value+
                                                        ---------- -----------
 REPURCHASE AGREEMENT - 5.4%
  Chase Securities, Inc. 4.87%, dated 04/30/99, due
   05/03/99, to be repurchased at $2,311,938,
   collateralized by $2,137,196 of various U.S.
   Treasury Notes, 5.50%-7.00%, due 5/15/06-5/15/08,
   valued at $2,312,218 (Cost $2,311,000).............. $2,311,000 $ 2,311,000
                                                                   -----------
  Total Investments - 99.9% (Cost $40,932,782) (a).....             42,758,094
                                                                   -----------
  OTHER ASSETS AND LIABILITIES (NET) - 0.1%............                 62,346
                                                                   -----------
  NET ASSETS - 100%....................................            $42,820,440
                                                                   ===========

+   See Note A to Financial Statements.
*   Non-Income Producing Security
ADR American Depositary Reciept
(a) The cost for federal income tax purposes was $40,932,782. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $1,825,312. This consisted of aggregate gross unrealized appreciation for all securities of $6,225,735 and aggregate gross unrealized depreciation for all securities of $4,400,423.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
                                        APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 94.0%
                                                             Shares    Value+
                                                             ------- ----------
 BANKS - 5.3%
  Metris Companies, Inc.....................................   8,300 $  507,338
  Peoples Heritage Financial Group, Inc.....................  34,700    672,312
                                                                     ----------
                                                                      1,179,650
                                                                     ----------

 BASIC INDUSTRIES - 7.7%
  Dexter Corp...............................................  18,000    739,125
  OM Group, Inc.............................................  17,000    618,375
  *SPX Corp.................................................   5,459    356,541
                                                                     ----------
                                                                      1,714,041
                                                                     ----------

 CONSTRUCTION - 4.1%
  *IONICS, Inc..............................................  15,700    535,763
  *Jacobs Engineering Group, Inc............................   9,500    374,656
                                                                     ----------
                                                                        910,419
                                                                     ----------

 CONSUMER DURABLES - 4.1%
  Clayton Homes, Inc........................................  30,125    335,141
  International Game Technology.............................  32,400    575,100
                                                                     ----------
                                                                        910,241
                                                                     ----------

 CONSUMER NON-DURABLES - 12.8%
  CBRL Group, Inc...........................................  34,600    698,487
  *Cheesecake Factory, Inc. (The)...........................  28,100    786,800
  *Suiza Foods Corp.........................................  17,600    661,100
  *Valassis Communications, Inc.............................  12,900    722,400
                                                                     ----------
                                                                      2,868,787
                                                                     ----------

 HEALTH CARE - 17.5%
  *Alternative Living Services, Inc.........................  21,300    473,925
  *Alza Corp................................................  13,200    443,025
  *Henry Schein, Inc........................................  22,500    589,219
  *IDEXX Laboratories, Inc..................................  20,100    454,762
  *Shire Pharmaceuticals Group plc ADR......................  19,500    419,250
  Teva Pharmaceutical Industries Ltd. ADR...................  17,000    775,625
  *Universal Health Services, Inc., Class B.................  14,800    766,825
                                                                     ----------
                                                                      3,922,631
                                                                     ----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
                                        APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 COMMON STOCKS - continued
                                                             Shares   Value+
                                                             ------ -----------
 INSURANCE - 3.5%
  LandAmerica Financial Group, Inc. ........................ 12,000 $   336,000
  Mutual Risk Management Ltd. .............................. 11,500     447,063
                                                                    -----------
                                                                        783,063
                                                                    -----------

 MISCELLANEOUS - 2.0%
  Standard Register Co. .................................... 15,000     457,500
                                                                    -----------

 NATURAL RESOURCES - 1.7%
  Minerals Technologies, Inc. ..............................  6,900     372,600
                                                                    -----------

 RETAIL - 10.6%
  Kellwood Co. ............................................. 24,000     618,000
  Pep Boys-Manny, Moe & Jack................................ 35,200     503,800
  *PETsMART, Inc. .......................................... 59,000     545,750
  *Zale Corp. .............................................. 18,800     710,875
                                                                    -----------
                                                                      2,378,425
                                                                    -----------

 SERVICES - 13.0%
  *HA-LO Industries, Inc. .................................. 24,000     282,000
  Nielsen Media Research, Inc. ............................. 20,700     566,663
  R. H. Donnelly Corp. ..................................... 31,600     521,400
  *Rental Service Corp. .................................... 34,400     776,150
  Stewart Enterprises, Inc., Class A........................ 38,700     759,487
                                                                    -----------
                                                                      2,905,700
                                                                    -----------

 TECHNOLOGY - 6.7%
  *Check Point Software Technologies Ltd. .................. 10,500     367,500
  *Hyperion Solutions Corp. ................................ 22,200     335,775
  MacDermid, Inc. ..........................................  8,800     369,050
  *Network Appliance, Inc. .................................  8,600     432,687
                                                                    -----------
                                                                      1,505,012
                                                                    -----------

 TELECOMMUNICATIONS - 1.5%
  Comsat Corp. ............................................. 10,000     325,000
                                                                    -----------

 TRANSPORTATION - 3.5%
  *Dura Automotive Systems, Inc. ........................... 11,000     314,875
  Interpool, Inc. .......................................... 31,900     468,531
                                                                    -----------
                                                                        783,406
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $19,060,602)...........................  21,016,475
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           RHJ SMALL/MID CAP PORTFOLIO
                                        APRIL 30, 1999 (Unaudited)
-------------------------------------------------------------------------------


 SHORT-TERM INVESTMENT - 7.3%
                                                           Face
                                                          Amount     Value+
                                                        ---------- -----------
 REPURCHASE AGREEMENT - 7.3%
  Chase Securities, Inc. 4.87%, dated 04/30/99,
   due 05/03/99, to be repurchased at $1,633,663,
   collateralized by $1,510,186 of various U.S.
   Treasury Notes, 5.50%-7.00%, due 5/15/06-
   5/15/08, valued at $1,633,861 (Cost $1,633,000)....  $1,633,000 $ 1,633,000
                                                                   -----------
  TOTAL INVESTMENTS - 101.3% (Cost $20,693,602)(a)................  22,649,475
                                                                   -----------
  OTHER ASSETS AND LIABILITIES (NET) - (1.3)%.....................    (288,810)
                                                                   -----------
  NET ASSETS (100%)............................................... $22,360,665
                                                                   ===========

+   See Note A to Financial Statements.
*   Non-Income Producing Security
ADR American Depositary Receipt
(a) The cost for federal income tax purposes was $20,693,602. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $1,955,873. This consisted of aggregate gross unrealized appreciation for all securities of $2,917,584 and aggregate gross unrealized depreciation for all securities of $961,711.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                    RHJ PORTFOLIOS
                                                     APRIL 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
                                                      Small Cap   Small/Mid Cap
                                                      Portfolio     Portfolio
                                                     -----------  -------------
 Assets
 Investments, at Cost............................... $40,932,782   $20,693,602
                                                     ===========   ===========
 Investments, at Value - Note A.....................  42,758,094    22,649,475
 Cash...............................................         265           819
 Receivable for Investments Sold....................     555,888           --
 Receivable for Portfolio Shares Sold...............       1,903           --
 Dividends Receivable...............................       5,400           --
 Interest Receivable................................         312           221
 Other Assets.......................................         361           161
                                                     -----------   -----------
  Total Assets......................................  43,322,223    22,650,676
                                                     -----------   -----------
 Liabilities
 Payable for Investments Purchased..................     460,125       253,553
 Payable for Investment Advisory Fees - Note B......      19,927         6,693
 Payable for Administrative Fees - Note C...........       9,372         8,037
 Payable for Custodian Fees - Note D................         --          1,943
 Payable for Account Service Fees - Note F..........         416           148
 Payable for Directors' Fees - Note G...............       1,339         1,443
 Other Liabilities..................................      10,604        18,194
                                                     -----------   -----------
  Total Liabilities.................................     501,783       290,011
                                                     -----------   -----------
 Net Assets......................................... $42,820,440   $22,360,665
                                                     ===========   ===========
 Net Assets Consist Of:
 Paid in Capital.................................... $38,828,299   $19,885,986
 Undistributed Net Investment Loss..................    (141,375)      (50,104)
 Accumulated Net Realized Gain......................   2,308,204       568,910
 Unrealized Appreciation............................   1,825,312     1,955,873
                                                     -----------   -----------
 Net Assets......................................... $42,820,440   $22,360,665
                                                     ===========   ===========
 Institutional Class Shares
 Shares Issued and Outstanding ($0.001 par value)
  (Authorized 25,000,000)...........................   2,891,248     1,639,440
 Net Asset Value, Offering and Redemption Price Per
  Share.............................................      $14.81        $13.64
                                                          ======        ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   RHJ PORTFOLIOS
                                            FOR THE SIX MONTHS ENDED APRIL 30,
                                            1999 (Unaudited)
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
                                                      Small Cap   Small/Mid Cap
                                                      Portfolio     Portfolio
                                                      ----------  -------------
 Investment Income
 Interest............................................ $   37,882   $   36,377
 Dividends...........................................     96,111       53,026
                                                      ----------   ----------
  Total Income.......................................    133,993       89,403
                                                      ----------   ----------
 Expenses
 Investment Advisory Fees - Note B...................    161,915       89,408
 Administrative Fees - Note C........................     65,681       50,651
 Registration and Filing Fees........................     10,101       12,164
 Custodian Fees - Note D.............................      4,242        3,433
 Directors' Fees - Note G............................      2,227        2,197
 Audit Fees..........................................      7,154        6,975
 Legal Fees..........................................      1,745        1,239
 Printing Fees.......................................      6,199        6,199
 Shareholder Servicing Fees..........................     12,763          934
 Other Expenses......................................      3,612        2,470
 Account Services Fees - Note F......................         50        1,061
 Account Services Fees Waived - Note F...............        --        (1,061)
 Investment Advisory Fees Waived - Note B............        --       (36,163)
                                                      ----------   ----------
  Net Expenses Before Expense Offset.................    275,689      139,507
 Expense Offset - Note A.............................       (321)         --
                                                      ----------   ----------
  Net Expenses After Expense Offset..................    275,368      139,507
                                                      ----------   ----------
 Net Investment Loss.................................   (141,375)     (50,104)
                                                      ----------   ----------
 Net Realized Gain on Investments....................  2,808,936      568,289
 Net Change in Unrealized Appreciation/Depreciation
  on Investments.....................................  3,200,999    1,170,010
                                                      ----------   ----------
 Total Net Gain......................................  6,009,935    1,738,299
                                                      ----------   ----------
 Net Increase in Net Assets Resulting from
  Operations......................................... $5,868,560   $1,688,195
                                                      ==========   ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
                                                 Six Months Ended
                                                    April 30,      Year Ended
                                                       1999       October 31,
                                                   (Unaudited)        1998
                                                 ---------------- ------------
 Increase (Decrease) in Net Assets
 Operations:
  Net Investment Loss...........................   $   (141,375)  $   (234,059)
  Net Realized Gain (Loss)......................      2,808,936       (470,760)
  Net Change in Unrealized
   Appreciation/Depreciation....................      3,200,999    (10,327,282)
                                                   ------------   ------------
  Net Increase/Decrease in Net Assets Resulting
   from Operations..............................      5,868,560    (11,032,101)
                                                   ------------   ------------
 Distributions:
  Net Realized Gain.............................            --      (5,978,687)
                                                   ------------   ------------
 Capital Share Transactions: (1)
  Issued........................................     11,853,245     43,148,322
  In Lieu of Cash Distributions.................            --       5,699,557
  Redeemed......................................    (17,119,999)   (41,390,608)
                                                   ------------   ------------
  Net Increase/Decrease from Capital Share
   Transactions.................................     (5,266,754)     7,457,271
                                                   ------------   ------------
  Total Increase/Decrease.......................        601,806     (9,553,517)
 Net Assets:
  Beginning of Period...........................     42,218,634     51,772,151
                                                   ------------   ------------
  End of Period (including undistributed net
   investment income (loss) of $(141,375) and
   $0, respectively)............................   $ 42,820,440   $ 42,218,634
                                                   ============   ============
 (1) Shares Issued and Redeemed:
  Issued........................................        840,867      2,774,792
  In Lieu of Cash Distributions.................            --         369,621
  Redeemed......................................     (1,212,629)    (2,640,417)
                                                   ------------   ------------
                                                       (371,762)       503,996
                                                   ============   ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
                                                  Six Months Ended
                                                     April 30,     Year Ended
                                                        1999       October 31,
                                                    (Unaudited)       1998
                                                  ---------------- -----------
 Increase (Decrease) in Net Assets
 Operations:
  Net Investment Loss............................   $   (50,104)   $   (24,006)
  Net Realized Gain..............................       568,289        327,208
  Net Change in Unrealized
   Appreciation/Depreciation.....................     1,170,010        (86,200)
                                                    -----------    -----------
  Net Increase in Net Assets Resulting from
   Operations....................................     1,688,195        217,002
                                                    -----------    -----------
 Distributions:
  Net Investment Income..........................           --          (4,105)
  Net Realized Gain..............................      (320,931)      (164,220)
                                                    -----------    -----------
  Total Distributions............................      (320,931)      (168,325)
                                                    -----------    -----------
 Capital Share Transactions: (1)
  Issued.........................................     5,110,428     13,529,061
  In Lieu of Cash Distributions..................       290,243        153,289
  Redeemed.......................................    (6,187,396)    (4,908,362)
                                                    -----------    -----------
  Net Increase/Decrease from Capital Share
   Transactions..................................      (786,725)     8,773,988
                                                    -----------    -----------
  Total Increase.................................       580,539      8,822,665
 Net Assets:
  Beginning of Period............................    21,780,126     12,957,461
                                                    -----------    -----------
  End of Period (including undistributed net
   investment income (loss) of $(50,104) and $0,
   respectively).................................   $22,360,665    $21,780,126
                                                    ===========    ===========
 (1) Shares Issued and Redeemed:
  Issued.........................................       376,213      1,032,302
  In Lieu of Cash Distributions..................        21,774         12,422
  Redeemed.......................................      (448,231)      (380,344)
                                                    -----------    -----------
                                                        (50,244)       664,380
                                                    ===========    ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               RHJ SMALL CAP PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period
                           Six Months
                              Ended                                               July 1,
                            April 30,       Years Ended October 31,             1994*** to
                              1999      -------------------------------------   October 31,
                           (Unaudited)   1998      1997      1996      1995        1994
                           -----------  -------   -------   -------   -------   -----------
 Net Asset Value, Begin-
  ning of  Period........    $ 12.94    $ 18.76   $ 15.73   $ 15.87   $ 11.14     $10.00
                             -------    -------   -------   -------   -------     ------
 Income From Investment
  Operations
  Net Investment Income
   (Loss)................      (0.05)     (0.06)    (0.08)    (0.10)    (0.07)      0.01
  Net Realized and
   Unrealized Gain
   (Loss)................       1.92      (3.47)     4.59      2.73      4.81       1.13
                             -------    -------   -------   -------   -------     ------
  Total From Investment
   Operations............       1.87      (3.53)     4.51      2.63      4.74       1.14
                             -------    -------   -------   -------   -------     ------
 Distributions
  Net Investment Income..        --         --        --        --      (0.01)       --
  In Excess of Net
   Investment Income.....        --         --        --        --       0.00#       --
  Net Realized Gain......        --       (2.29)    (1.48)    (2.77)      --         --
                             -------    -------   -------   -------   -------     ------
  Total Distributions....        --       (2.29)    (1.48)    (2.77)    (0.01)       --
                             -------    -------   -------   -------   -------     ------
 Net Asset Value, End of
  Period.................    $ 14.81    $ 12.94   $ 18.76   $ 15.73   $ 15.87     $11.14
                             =======    =======   =======   =======   =======     ======
 Total Return............      14.54%**  (20.86)%   31.44%    19.43%    42.59%+    11.40%**+
                             =======    =======   =======   =======   =======     ======
 Ratios and Supplemental
  Data
 Net Assets, End of
  Period (Thousands).....    $42,820    $42,219   $51,772   $33,488   $18,910     $8,287
 Ratio of Expenses to
  Average Net Assets.....       1.28 %*    1.16 %    1.21 %    1.37 %    1.40 %     1.40%*
 Ratio of Net Investment
  Income (Loss) to
  Average Net Assets.....      (0.66)%*   (0.48)%   (0.53)%   (0.78)%   (0.63)%     0.30%*
 Portfolio Turnover
  Rate...................         52 %      120 %     158 %     181 %     180 %        5%
 Ratio of Voluntarily
  Waived Fees and
  Expenses Assumed by
  Affiliates to Average
  Net Assets.............        N/A        N/A       N/A       N/A      0.11 %     2.38%*
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets................       1.28 %*    1.16 %    1.21 %    1.37 %    1.40 %      N/A

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain fees not been waived and expenses assumed by Affiliates during the periods indicated.
  # Value is less than $0.01 per share.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           RHJ SMALL/MID CAP PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period
                                Six Months Ended
                                   April 30,     Year Ended
                                      1999       October 31, November 1, 1996***
                                  (Unaudited)       1998     to October 31, 1997
                                ---------------- ----------- -------------------
 Net Asset Value, Beginning of
  Period......................      $ 12.89        $ 12.64         $ 10.00
                                    -------        -------         -------
 Income From Investment
  Operations
  Net Investment Income
   (Loss).....................        (0.03)         (0.01)           0.03
  Net Realized and Unrealized
   Gain.......................         0.95           0.42            2.64
                                    -------        -------         -------
  Total From Investment
   Operations.................         0.92           0.41            2.67
                                    -------        -------         -------
 Distributions
  Net Investment Income.......          --           (0.00)#         (0.03)
  Net Realized Gain...........        (0.17)         (0.16)            --
                                    -------        -------         -------
  Total Distributions.........        (0.17)         (0.16)          (0.03)
                                    -------        -------         -------
 Net Asset Value, End of
  Period......................       $13.64        $ 12.89         $ 12.64
                                    =======        =======         =======
 Total Return+................         7.20%**        3.33%          26.76%
                                    =======        =======         =======
 Ratios and Supplemental Data
 Net Assets, End of Period
  (Thousands).................      $22,361        $21,780         $12,957
 Ratio of Expenses to Average
  Net Assets..................         1.25%*         1.25%           1.25%
 Ratio of Net Investment
  Income (Loss) to Average Net
  Assets......................        (0.45)%*       (0.12)%          0.24%
 Portfolio Turnover Rate......           43%            83%             56%
 Ratio of Voluntarily Waived
  Fees and Expenses Assumed by
  Affiliates to Average Net
  Assets......................         0.33%*         0.33%           1.29%
 Ratio of Expenses to Average
  Net Assets Including Expense
  Offsets.....................         1.25%*         1.25%           1.25%

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain fees not been waived and expenses assumed by Affiliates during the period.
  # Value is less than $0.01 per share
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end man-agement investment companies. At April 30, 1999, the UAM Funds were comprised of 44 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The objectives of the Portfolios are as fol-lows:

  Rice, Hall, James Small Cap Portfolio seeks to provide maximum capital ap-preciation, consistent with reasonable risk to principal by investing primar-ily in small market capitalization companies.

  Rice, Hall, James Small/Mid Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing pri-marily in small/mid market capitalization companies.

  A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may re-quire Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. Security Valuation: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the average be-tween the last reported bid and last reported offer prices quoted on such day. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are read-ily available is determined in good faith at fair value following proce-dures approved by the Board of Directors.

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------


    2. Federal Income Taxes: It is the Portfolios' intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. Repurchase Agreements: In connection with transactions involving re-purchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued inter-est. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to deter-mine the adequacy of the collateral. In the event of default on the obli-gation to repurchase, each Portfolio has the right to liquidate the col-lateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, real-ization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. Distributions to Shareholders: Each Portfolio will distribute sub-stantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments of net op-erating losses.

    Permanent book differences relating to shareholder distributions may re-sult in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

  on the sale of investment securities are based on the specific identifica-tion method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which can-not be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfo-lios are shown gross of expense offsets, if any, for custodian balance credits.

  B. Investment Advisory Services: Under the terms of an investment advisory agreement, Rice, Hall, James & Associates (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio at a fee calculated at an annual rate of 0.75% and 0.80% of the average daily net assets, respectively. The Adviser has vol-untarily agreed to waive a portion of its advisory fees and to assume ex-penses, if necessary, in order to keep the Rice, Hall, James Small Cap Portfo-lio and the Rice, Hall, James Small/Mid Cap Portfolio total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% and 1.25% of average daily net assets, respectively.

  C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing, shareholder servicing and transfer agent serv-ices to the Portfolio under a Fund Administration Agreement. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including administrative and fund accounting services. The Administrator has entered into an Agency Agreement with DST Systems, Inc. ("DST"), under which DST provides transfer agent and dividend-disbursing services. The Administrator has also entered into an agreement with UAM Shareholder Service Center, Inc. ("UAMSSC"), an affiliate of UAM, to serve as the shareholder-servicing agent for the UAM Funds.

  In exchange for administrative services, each Portfolio pays a five-part fee to the Administrator as follows:

  --Effective April 15, 1999, an annual base fee, which is retained by the administrator, calculated at an annual rate equal to $14,500 for the first operational share class.

  --A portfolio-specific monthly fee of 0.04% per annum of the average daily net assets of each Portfolio, which is retained by the Administrator.

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

  --An annual base fee that the Administrator pays to CGFSC for its adminis-trative and fund accounting services calculated at the annual rate of no more than $52,500 for the first operational share class; plus 0.039% of their pro rata share of the combined average net assets of the UAM Funds.

  --An annual base fee that the Administrator pays to DST for its services as transfer agent and dividend-disbursing agent equal to $10,500 for each operational share class.

  --An annual base fee that the Administrator pays to UAMSSC for its serv-ices as shareholder-servicing agent equal to $7,500 for the first opera-tional share class.

  The Portfolios also pay certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

  For the six months ended April 30, 1999, the Administrator earned the fol-lowing amounts from the Portfolios and paid the following to CGFSC and UAMSSC for their services:

                                                              Portion  Portion
                                               Administration paid to  paid to
Rice, Hall, James Portfolios                        Fees       CGFSC   UAMSSC
----------------------------                   -------------- ------- ---------
Small Cap.....................................    $65,681     $37,224 $9,149.02
Small/Mid Cap.................................     50,651      32,054  5,979.48

  D. Custodian: The Chase Manhattan Bank is custodian for the Portfolios' as-sets held in accordance with the custodian agreement.

  E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. Account Services: The UAM Funds entered into an Account Services Agree-ment (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for partic-ipants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agree-ment, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provides services. The Service provider has

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

voluntarily agreed to waive its fees in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% and 1.25% of average daily net assets for the month for the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio respectively. The service Agreement has been terminated effec-tive January 1, 1999.

  G. Directors' Fees: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended plus reimbursement of expenses in-curred in attending Board Meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

  H. Purchases and Sales: For the six months ended April 30, 1999, the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Port-folio made purchases of $20,916,725 and $8,907,450 and sales of $25,455,691 and $10,015,342 of investment securities other than long-term U.S. Government and short-term securities, respectively. There were no purchases or sales of long-term U.S. Government securities.

  I. Line of Credit: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to par-ticipate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capi-tal shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each cal-endar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. For the six months ended April 30, 1999, the Portfolios had no borrowings under the agreement.

  J. Other: At April 30, 1999, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             No. of        %
Rice, Hall, James Portfolios                              Shareholders Ownership
----------------------------                              ------------ ---------
Small Cap................................................       1          37%
Small/Mid Cap............................................       3          45%

UAM FUNDS                                       THE RICE, HALL, JAMES PORTFOLIOS
--------------------------------------------------------------------------------

Officers and Directors

Norton H. Reamer                        William H. Park
Director, President and Chairman        Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Director                                Secretary


Nancy J. Dunn                           Gary L. French
Director                                Treasurer


Philip D. English                       Robert R. Flaherty
Director                                Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Director                                Assistant Treasurer


James P. Pappas                         Michelle Azrialy
Director                                Assistant Secretary

Peter M. Whitman, Jr.
Director
--------------------------------------------------------------------------------

UAM Funds
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Rice, Hall, James & Associates
600 West Broadway, Suite 1000
San Diego, CA 92101

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110
                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.